UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2023

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Baker Road, Suite 400 Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Northern Oil and Gas, Inc. (the “Company”) held on May 25, 2023, the Company’s stockholders, upon the recommendation of the Board of Directors, approved the Company's Amended and Restated 2018 Equity Incentive Plan (the “Amended Plan”). The amendments, among other things include:
•An increase in the number of shares of common stock of the Company reserved for issuance under the Amended Plan by an additional 3,000,000 shares.
•The term of the Amended Plan has been extended to May 25, 2033.
•An annual limit on equity awards to a non-employee director has been added, limiting awards in most circumstances to equity valued at no more than $1,000,000 in a calendar year.
•The vesting of performance-based awards in connection with a change in control has been clarified so that awards vest at the greater of target performance level or actual performance.

A description of the material terms of the Amended Plan is set forth in the Company’s definitive proxy statement relating to the Annual Meeting and filed with the Securities and Exchange Commission on April 13, 2023 (file no. 001-33999) (the “Proxy Statement”), and such description and the foregoing summary are qualified by reference to the full text of the Amended Plan, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the stockholders voted on the following proposals. Each proposal is described in detail in the Proxy Statement.

Proposal One - Election of Directors
The following directors were elected based on the votes listed below:

Director Nominee	For	Withheld	Broker Non-Votes
Bahram Akradi	66,315,742	2,198,599	9,180,889
Lisa Bromiley	67,422,556	1,091,785	9,180,889
Roy Easley	67,885,801	628,540	9,180,889
Michael Frantz	66,927,721	1,586,620	9,180,889
William Kimble	67,952,576	561,765	9,180,889
Jack King	66,744,182	1,770,159	9,180,889
Stuart Lasher	67,303,783	1,210,558	9,180,889
Jennifer Pomerantz	63,478,310	5,036,031	9,180,889
Proposal Two - Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, based on the votes listed below:

For	Against	Abstain
77,580,519	96,896	17,815

Proposal Three - To add Shares to and Approve an Amended and Restated 2018 Equity Incentive Plan
The stockholders approved the Amended Plan based on the votes listed below:

For	Against	Abstain	Broker Non-Votes
61,354,096	7,000,743	159,502	9,180,889
Proposal Four - Nonbinding Advisory Vote to Approve the Compensation of the Named Executive Officers
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement relating to the Annual Meeting based on the votes listed below:

For	Against	Abstain	Broker Non-Votes
67,355,498	870,380	288,463	9,180,889
Proposal Five - Nonbinding Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Officer Compensation
The stockholders expressed a preference for an annual nonbinding advisory vote on the compensation of the Company’s named executive officers based on the votes listed below:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
67,758,437	54,081	483,299	218,524	9,180,889
In light of the voting results on this Proposal Five, the Company's Board of Directors has determined that it will include an advisory, nonbinding shareholder vote on executive compensation in the Company's proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

The above proposals submitted to vote of security holders at the Annual Meeting are described in more detail in the Company’s Proxy Statement.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Northern Oil and Gas, Inc. Amended and Restated 2018 Equity Incentive Plan
104	The cover page from this Current Report on Form 8-K, formatted in inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Chief Legal Officer and Secretary